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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                                November 26, 2003
                                -----------------
                      (Date of the earliest event reported)



                             Simulations Plus, Inc.
                             ----------------------
             (Exact name of Registrant as specified in its charter)


          California                     0-21665                 95-4595609
          ----------                     -------                 ----------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
        of incorporation)                                    Identification No.)

                 1220 West Avenue J, Lancaster, California 93534
                 -----------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (661) 723-7723
                                 --------------
               Registrant's telephone number, including area code

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(C) EXHIBITS.

         99.1     Press Release, dated November 26, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 26, 2003, Simulations Plus, Inc., a California corporation (the "Company") reported its results of operations for the fiscal year ended August 31, 2003. A copy of the press release issued by the Company concerning the foregoing results is furnished herewith as Exhibit 99.1. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any of the Company's filings, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

         The Company included in its press release certain historical non-GAAP financial measures with respect to the fiscal years ended August 31, 2003 and August 31, 2002, as defined in Regulation G promulgated by the Securities and Exchange Commission. The Company believes that the presentation of historical non-GAAP financial measures provides useful supplementary information to investors. These historical non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     SIMULATIONS PLUS, INC.



Dated: November 26, 2003                             By: /s/ Walter S. Woltosz
                                                        -----------------------
                                                         Walter S. Woltosz
                                                         Chief Executive Officer

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                                  EXHIBIT INDEX
                                  -------------


     Exhibit Number                               Description
     --------------                               -----------

          99.1                       Press release, dated November 26, 2003.


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